UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2026

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road, Building 1
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	TGEN	NYSE American, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01. Other Events.

On August 31, 2026, Tecogen Inc. a Delaware corporation (the “Company”), and contemporaneously with the filing of this Current Report of Form 8-K, filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-3 (“Registration Statement”) under the Securities Act of 1933 (as amended, “Securities Act”). The Registration Statement covers the reoffer and resale by the selling stockholders listed therein, as set forth in the Registration Statement, of an aggregate of 4,507,603 shares of common stock, $.001 par value per share, of the Company (“Shares”). The Shares are being registered under the Securities Act at this time in order to facilitate the re-offer and resale of the Shares by such selling stockholders. All of the Shares were acquired by the selling stockholders or their transferors in one or more private placement transactions exempt from the registration requirements under the Securities Act.

On August 31, 2026, the trustee of the Hatsopoulos 2012 Family Trust and The George N. Hatsopoulos GST non-exempt QTIP Marital Trust (“Trusts”) holding an aggregate of 3,475,714 of the Shares entered into lock-up agreements with the Company (“Lock-up Agreements”) which, subject to certain limited exceptions, restrict the Trusts from offering, selling, entering into a contract to sell, loaning, pledging, granting a security interest in, or otherwise disposing of the shares held by the Trusts, for a period of 182 calendar days from the date the SEC declares the Registration Statement effective. Pursuant to the Registration Statement, the Company is registering certain shares for resale by the Trusts all of which shares will be subject to the foregoing Lock-up Agreements.

The foregoing summary of the terms of the Lock-up Agreements is qualified in its entirety by reference to the form of lock-up agreement filed as Exhibit 99.1 to this Current Report on Form 8-K and which form of agreement is incorporated herein by this reference.

The foregoing does not constitute an offer of any of the Shares. Offers and sales of the Shares may not be made by any selling stockholder until the Registration Statement has been declared effective by the SEC.

Section 9.1. Financial Statements and Exhibits

Item 9.1. Financial Statements and Exhibits

Exhibit No. Exhibit Description

99.1    Form of Lock-up Agreement

Filed herewith
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
August 31, 2026	Abinand Rangesh, Chief Executive Officer
Principal Executive Officer